                                                                    EXHIBIT 99.1

                          THE WILLIAMS COMPANIES, INC.

                             LETTER OF TRANSMITTAL

                         FOR TENDER OF ALL OUTSTANDING
                     7.50% DEBENTURES DUE JANUARY 15, 2031
                                IN EXCHANGE FOR
                7.50% DEBENTURES DUE JANUARY 15, 2031, SERIES A
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                                      AND
6.75% PUTABLE ASSET TERM SECURITIES (PATS(SM)) PUTABLE/CALLABLE JANUARY 15, 2006
                                IN EXCHANGE FOR
                  6.75% PUTABLE ASSET TERM SECURITIES (PATS),
                  PUTABLE/CALLABLE JANUARY 15, 2006, SERIES A
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                PURSUANT TO THE PROSPECTUS DATED          , 2001

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
      TIME, ON             , 2001, UNLESS THE EXCHANGE OFFER IS EXTENDED.

                                      TO:
              BANK ONE TRUST COMPANY, N.A. (THE "EXCHANGE AGENT")

 By Mail or Overnight Courier:         By Hand Delivery:          By Facsimile Transmission:
       1 Bank One Plaza           One North State Street, 9th           (312) 407-8853
      Mail Code IL1-0134                     Floor
 Chicago, Illinois 60670-0134       Chicago, Illinois 60602
  Attention: Exchanges Floor         Attention: Exchanges
Global Corporate Trust Services               or                For Information or Confirmation
                                        14 Wall Street                   by Telephone:
                                   New York, New York 10005             (800) 524-9472
                                     Attention: Exchanges

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION THEREOF TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
--------------------------------------------------------------------------------

                                   DESCRIPTION OF SHARES ENCLOSED
-----------------------------------------------------------------------------------------------------
         PRINT NAME(S) AND ADDRESS(ES) OF                        CERTIFICATE(S) ENCLOSED
          REGISTERED HOLDER(S) (IF BLANK)                 (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF SHARES
                                                          CERTIFICATE             REPRESENTED BY
                                                           NUMBER(S)              CERTIFICATE(S)
                                                    -------------------------------------------------

                                                    -------------------------------------------------

                                                    -------------------------------------------------

                                                    -------------------------------------------------

                                                    -------------------------------------------------

                                                    -------------------------------------------------

                                                    -------------------------------------------------

--------------------------------------------------- -------------------------------------------------
    (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)           TOTAL SHARES

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

     The undersigned acknowledges that he or she has received the Prospectus,
dated March   , 2001 (the "Prospectus") of The Williams Companies, Inc. (the
"Company") and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 7.50% Debentures due January 15, 2031, Series A, that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 7.50% Debentures due January 15, 2031, of which $700,000,000 aggregate principal amount is outstanding, and to exchange $1,000 principal amount of its 6.75% Putable Asset Term Securities (PATS) Putable/Callable January 15, 2006, Series A, that have been registered under the Securities Act, pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 6.75% Putable Asset Term Securities
(PATS) Putable/Callable January 15, 2006, of which $400,000,000 aggregate principal amount is outstanding, upon the terms and subject to the conditions set forth in the Prospectus. The term "Expiration Date" shall mean 5:00 p.m.,
New York City time, on             , 2001, unless the Company, in its sole
discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended by the Company.

     For purposes of this Letter of Transmittal, the outstanding 7.50% Debentures due January 15, 2031 shall be defined as the "Outstanding Debentures" and the outstanding 6.75% Putable Asset Term Securities (PATS) Putable/Callable January 15, 2006 shall be defined in the "Outstanding PATS," and the Outstanding Debentures and the Outstanding PATS shall be defined collectively as the "Outstanding Securities." The 7.50% Debentures due January 15, 2031, Series A, registered under the Securities Act shall be defined in the "New Debentures" and the 6.75% Putable Asset Term Securities (PATS) Putable/Callable January 15, 2006, Series A, registered under the Securities Act shall be defined as the "New PATS" and the New Debentures and New PATS shall be defined collectively as the "New Securities." All other capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus (as defined below).

     This Letter of Transmittal is to be used either if (i) certificates representing Outstanding Securities are to be physically delivered to the Exchange Agent herewith by Holders, (ii) tender of Outstanding Securities is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC" or the "Depository"), pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Outstanding Securities" in the Prospectus by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Outstanding Securities, unless an Agent's Message (as defined below) is transmitted in lieu hereof or (iii) tender of Outstanding Securities is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Outstanding Securities," unless an Agent's Message (as defined below) is transmitted in lieu hereof. Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" as used herein means any person in whose name Outstanding Securities are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder or any person whose name appears on a security position listing provided by DTC as an owner of Outstanding Securities.

     All Holders of Outstanding Securities who wish to tender their Outstanding Securities must, prior to the Expiration Date: (1) complete, sign, and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above, unless an Agent's Message is transmitted in lieu hereof; and (2) tender (and not withdraw) his or her Outstanding Securities or, if a tender of Outstanding Securities is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the instructions to this Letter of Transmittal. Holders of Outstanding Securities whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Securities according to the guaranteed delivery procedures set forth under the caption "The Exchange
Offer -- Procedures for Tendering Outstanding Securities" in the Prospectus. (See Instruction 2.)

     Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Outstanding Securities validly tendered and not withdrawn and the issuance of the New Securities will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Outstanding Securities when, as and if the Company has given oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Securities must complete this Letter of Transmittal in its entirety, unless an Agent's Message is transmitted in lieu hereof.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. (SEE INSTRUCTION 12 HEREIN.)

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OUTSTANDING SECURITIES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS, UNLESS AN AGENT'S MESSAGE IS TRANSMITTED IN LIEU HEREOF.

     List below the Outstanding Securities to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount of 7.50% Debentures due January 15, 2031 or 6.75% Putable Asset Term Securities (PATS) Putable/Callable January 15, 2006. All other tenders must be in integral multiples of $1,000.

--------------------------------------------------------------------------------
              DESCRIPTION OF 7.50% DEBENTURES DUE JANUARY 15, 2031

--------------------------------------------------------------------------------------------------------------
                                                                                                (B)
                                                                       (A)              AGGREGATE PRINCIPAL
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)*             CERTIFICATE            AMOUNT TENDERED
                 (PLEASE FILL IN, IF BLANK)                         NUMBER(S)*          (IF LESS THAN ALL)**
--------------------------------------------------------------------------------------------------------------

                                                             ------------------------------------------------

                                                             ------------------------------------------------

                                                             ------------------------------------------------

                                                             ------------------------------------------------
                                                              TOTAL PRINCIPAL AMOUNT
                                                                  OF OUTSTANDING
                                                               DEBENTURES TENDERED
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           DESCRIPTION OF 6.75% PUTABLE ASSET TERM SECURITIES (PATS)
                       PUTABLE/CALLABLE JANUARY 15, 2006

--------------------------------------------------------------------------------------------------------------
                                                                                                (B)
                                                                       (A)              AGGREGATE PRINCIPAL
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)*             CERTIFICATE            AMOUNT TENDERED
                 (PLEASE FILL IN, IF BLANK)                         NUMBER(S)*          (IF LESS THAN ALL)**
--------------------------------------------------------------------------------------------------------------

                                                             ------------------------------------------------

                                                             ------------------------------------------------

                                                             ------------------------------------------------

                                                             ------------------------------------------------
                                                              TOTAL PRINCIPAL AMOUNT
                                                                  OF OUTSTANDING
                                                                  PATS TENDERED
--------------------------------------------------------------------------------------------------------------

 * Need not be completed by book-entry holders.
** Need not be completed by Holders who wish to tender with respect to all Outstanding PATS listed.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS


--------------------------------------------------------------------------------

                              SPECIAL REGISTRATION
                                  INSTRUCTIONS
                        (SEE INSTRUCTIONS 4, 5, 6 AND 7)

  To be completed ONLY if certificates for Outstanding Securities in a principal amount not tendered, or New Securities issued in exchange for Outstanding Securities accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue certificate(s) to:

Name
--------------------------------------------------------------------------------
                                    (PLEASE PRINT)

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)


--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 4, 5, 6 AND 7)

  To be completed ONLY if certificates for Outstanding Securities in a principal amount not tendered, or New Securities issued in exchange for Outstanding Securities accepted for exchange, are to be delivered to someone other than the undersigned.

Deliver certificate(s) to:

Name
--------------------------------------------------------------------------------
                                    (PLEASE PRINT)


--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)


--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
--------------------------------------------------------------------------------

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR OUTSTANDING SECURITIES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH OUTSTANDING SECURITIES AND ALL OTHER REQUIRED DOCUMENTS) OR, IF GUARANTEED DELIVERY PROCEDURES ARE TO BE COMPLIED WITH, A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

[ ] CHECK HERE IF OUTSTANDING SECURITIES ARE BEING DELIVERED BY DTC TO AN
    ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE
    FOLLOWING:

   Name of Tendering
   Institution                                  [ ] The Depository Trust Company
   -------------------------------------------

   Account Number
                  --------------------------------------------------------------

   Transaction Code Number
                           -----------------------------------------------------

     Holders whose Outstanding Securities are not immediately available or who cannot deliver their Outstanding Securities and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Outstanding Securities according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Securities." (See Instruction 2.)

[ ] CHECK HERE IF OUTSTANDING SECURITIES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of tendering Holder(s)
                                                      --------------------------

   Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------

   Name of Institution which Guaranteed Delivery
                                                      --------------------------

   Transaction Code Number
                           -----------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name:
      --------------------------------------------------------------------------

   Address:
         -----------------------------------------------------------------------


     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Securities. If the undesigned is a broker-dealer that will receive New Securities for its own account in exchange for Outstanding Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to The Williams Companies, Inc. (the "Company") the principal amount of Outstanding Securities indicated above.

     Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding Securities tendered hereby in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Outstanding Securities tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee and Registrar under the Indenture for the Outstanding Securities and the New Securities) with respect to the tendered Outstanding Securities with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for such Outstanding Securities to the Company or transfer ownership of such Outstanding Securities on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and
(ii) present such Outstanding Securities for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Securities, all in accordance with the terms of the Exchange Offer.

     The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretative advice given by the staff of the Securities and Exchange Commission to third parties in connection with transactions similar to the Exchange Offer, so that the New Securities issued pursuant to the Exchange Offer in exchange for the Outstanding Securities may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such Outstanding Securities directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act or a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Securities are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Securities.

     The undersigned agrees that acceptance of any tendered Outstanding Securities by the Company and the issuance of New Securities in exchange therefor shall constitute performance in full by the Company of its obligations under the registration rights agreement, (as referred to in the Prospectus) and that, upon the issuance of the New Securities, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances).

     The undersigned represents and warrants that (i) the New Securities acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving New Securities (which shall be the undersigned unless otherwise indicated in the box entitled "Special Delivery Instructions" above) (the "Recipient"), (ii) neither the undersigned nor the Recipient (if different) is engaged in, intends to engage in or has any arrangement or understanding with any person to participate in the distribution of such New Securities, and (iii) neither the undersigned nor the Recipient (if different) is an "affiliate" of the Company as defined in Rule 405 under the Securities Act. If the undersigned is not a broker-dealer, the undersigned further represents that it is not engaged in, and does not intend to engage in, a distribution of the New Securities. If the undersigned is a broker-dealer, the undersigned further (x) represents that it acquired Outstanding Securities for the undersigned's own account as a result of market-making activities or other trading activities, (y) represents that it has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the New Securities to be received in the Exchange Offer and (z) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of

New Securities received in the Exchange Offer. Such a broker-dealer will not be deemed, solely by reason of such acknowledgment and prospectus delivery, to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned understands and agrees that the Company reserves the right not to accept tendered Outstanding Securities from any tendering holder if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Securities tendered hereby and to acquire New Securities issuable upon the exchange of such tendered Outstanding Securities, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed to be necessary or desirable by the Exchange Agent or the Company in order to complete the exchange, assignment and transfer of tendered Outstanding Securities or transfer of ownership of such Outstanding Securities on the account books maintained by a book-entry transfer facility.

     The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Outstanding Securities that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Securities," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Outstanding Securities in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

     The undersigned understands that the Company may accept the undersigned's tender by delivering oral (promptly confirmed in writing) or written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Outstanding Securities when, as and if the Company has given oral (which shall be promptly confirmed in writing) or written notice thereof to the Exchange Agent.

     The undersigned understands that the first interest payment following the Expiration Date will include unpaid interest on the Outstanding Securities accrued through the date of issuance of the New Securities.

     The undersigned understands that tenders of Outstanding Securities pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Securities" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter of Transmittal, the Prospectus shall prevail.

     If any tendered Outstanding Securities are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Outstanding Securities will be returned (except as noted below with respect to tenders through DTC), at the Company's cost and expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in this Letter of Transmittal.

     By acceptance of the Exchange Offer, each broker-dealer that receives New Securities pursuant to the Exchange Offer hereby acknowledges and agrees that upon the receipt of notice by the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading

(which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

     Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the New Securities issued in exchange for the Outstanding Securities accepted for exchange and return any certificates for Outstanding Securities not tendered or not exchanged, in the name(s) of the undersigned (or, in either such event in the case of Outstanding Securities tendered by DTC, by credit to the account of the undersigned at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Securities issued in exchange for the Outstanding Securities accepted for exchange and any certificates for Outstanding Securities not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Securities issued in exchange for the Outstanding Securities accepted for exchange in the name(s) of, and return any certificates for Outstanding Securities not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligations pursuant to the "Special Registration Instructions" or "Special Delivery Instructions" to transfer any Outstanding Securities from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Outstanding Securities so tendered.

     Holders who wish to tender the Outstanding Securities and (i) whose Outstanding Securities are not immediately available or (ii) who cannot deliver their Outstanding Securities, this Letter of Transmittal or an Agent's Message in lieu hereof or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Outstanding Securities according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Securities." (See Instruction 2.)

                        PLEASE SIGN HERE WHETHER OR NOT
          OUTSTANDING SECURITIES ARE BEING PHYSICALLY TENDERED HEREBY
                    AND WHETHER OR NOT TENDER IS TO BE MADE
                 PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES

     This Letter of Transmittal must be signed by the registered holder(s) as their name(s) appear on the Outstanding Securities or, if tendered by a participant in DTC, exactly as such participant's name appears on a security listing as the owner of Outstanding Securities, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding Securities to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must
(i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. (See Instruction 4.)


X
-----------------------------------------  ------------------------------------
                                                           Date

X
-----------------------------------------   ------------------------------------
         Signature(s) of Holder(s)                          Date
         or Authorized Signatory

Name(s):                               Address:
        ------------------------------         ---------------------------------

        ------------------------------         ---------------------------------
              (Please Print)                         (including Zip Code)

Capacity:                               Area Code and Telephone Number:
---------------------------------------
                                               ---------------------------------
Social Security No.:
----------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

--------------------------------------------------------------------------------
                    SIGNATURE GUARANTEE (SEE INSTRUCTION 1)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
               (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                         (INCLUDING AREA CODE) OF FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)


--------------------------------------------------------------------------------
                                    (TITLE)

Date:
------------------------------
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Securities tendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such Outstanding Securities are tendered for the account of an Eligible Institution. (See Instruction 6.) Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). All signatures on bond powers and endorsements on certificates must also be guaranteed by an Eligible Institution.

     2. Delivery of this Letter of Transmittal and Outstanding Securities. Certificates for all physically delivered Outstanding Securities or confirmation of any book-entry transfer to the Exchange Agent at DTC of Outstanding Securities tendered by book-entry transfer, as well as, in each case (including cases where tender is affected by book-entry transfer), a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof or an Agent's Message in lieu thereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

     The method of delivery of the tendered Outstanding Securities, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent. If Outstanding Securities are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No Letter of Transmittal or Outstanding Securities should be sent to the Company.

     The Exchange Agent will make a request to establish an account with respect to the Outstanding Securities at the Depositary for purposes of the Exchange Offer within two business days after receipt of this Prospectus, and any financial institution that is a participant in the Depositary may make book-entry delivery of Outstanding Securities by causing the Depositary to transfer such Outstanding Securities into the Exchange Agent's account at the Depositary in accordance with the Depositary's procedures for transfer. However, although delivery of Outstanding Securities may be effected through book-entry transfer at the Depositary, the Letter of Transmittal, with any required signature guarantees or an Agent's Message (as defined below) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

     A Holder may tender Outstanding Securities that are held through the Depositary by transmitting its acceptance through the Depositary's Automatic Tender Offer Program, for which the transaction will be eligible, and the Depositary will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by the Depositary to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that the Depositary has received an express acknowledgment from each participant in the Depositary tendering the Outstanding Securities and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant.

     Holders who wish to tender their Outstanding Securities and (i) whose Outstanding Securities are not immediately available, or (ii) who cannot deliver their Outstanding Securities, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Outstanding Securities according to the guaranteed delivery procedures set forth in the Prospectus. See "Exchange Offer -- Procedures for Tendering Outstanding Securities." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible

Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, overnight courier, mail or hand delivery) setting forth the name and address of the Holder of the Outstanding Securities, the certificate number or numbers of such Outstanding Securities and the principal amount of Outstanding Securities tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof or an Agent's Message in lieu hereof) together with the certificate(s) representing the Outstanding Securities and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof or an Agent's Message in lieu hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Outstanding Securities in proper form for transfer (or a confirmation of book-entry transfer of such Outstanding Securities into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all in the manner provided in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Securities." Any Holder who wishes to tender his Outstanding Securities pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Outstanding Securities according to the guaranteed delivery procedures set forth above.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Outstanding Securities, and withdrawal of tendered Outstanding Securities will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof or an Agent's Message in lieu hereof), shall waive any right to receive notice of the acceptance of the Outstanding Securities for exchange. The Company reserves the absolute right to reject any and all Outstanding Securities not properly tendered or any Outstanding Securities the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Outstanding Securities. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Securities must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Securities, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Securities will not be deemed to have been made until such defects or irregularities have been cured to the Company's satisfaction or waived. Any Outstanding Securities received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders pursuant to the Company's determination, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date. The Exchange Agent has no fiduciary duties to the Holders with respect to the Exchange Offer and is acting solely on the basis of directions of the Company.

     3. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or the number of Outstanding Securities should be listed on a separate signed schedule attached hereto.

     4. Tender by Holder. Only a Holder of Outstanding Securities may tender such Outstanding Securities in the Exchange Offer. Any beneficial owner of Outstanding Securities who is not the registered Holder and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Outstanding Securities, either make appropriate arrangements to register ownership of the Outstanding Securities in such beneficial owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such Outstanding Securities.

     5. Partial Tenders; Withdrawals. Tenders of Outstanding Securities will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Outstanding Securities is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled

"Description of 7.50% Debentures due January 15, 2031" and/or "Description of 6.75% Putable Asset Term Securities (PATS) Putable/Callable January 15, 2006" above. The entire principal amount of any Outstanding Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Securities is not tendered, then Outstanding Securities for the principal amount of Outstanding Securities not tendered and a certificate or certificates representing New Securities issued in exchange for any Outstanding Securities accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the "Special Delivery Instructions" box above on this Letter of Transmittal or unless tender is made through DTC, promptly after the Outstanding Securities are accepted for exchange.

     Except as otherwise provided herein, tenders of Outstanding Securities may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To withdraw a tender of Outstanding Securities in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Securities to be withdrawn (the "Depositor"), (ii) identify the Outstanding Securities to be withdrawn (including the certificate number or numbers and principal amount of such Outstanding Securities, or, in the case of Outstanding Securities transferred by book-entry transfer the name and number of the account at DTC to be credited), (iii) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Outstanding Securities were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the Outstanding Securities register the transfer of such Outstanding Securities into the name of the person withdrawing the tender and (iv) specify the name in which any such Outstanding Securities are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Outstanding Securities so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Securities will be issued with respect thereto unless the Outstanding Securities so withdrawn are validly retendered. Any Outstanding Securities which have been tendered but which are not accepted for exchange by the Company will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Securities may be retendered by following one of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Outstanding Securities" at any time prior to the Expiration Date.

     6. Signatures on the Letter of Transmittal; Bond Powers and
Endorsements. If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Outstanding Securities tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Security without alteration, enlargement or any change whatsoever.

     If any of the Outstanding Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Outstanding Securities registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of Outstanding Securities.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders (which term, for the purposes described herein, shall include a person whose name appears on a DTC security listing as the owner of the Outstanding Securities) of Outstanding Securities tendered and the certificate or certificates for New Securities issued in exchange therefor is to be issued (or any untendered principal amount of Outstanding Securities to be reissued) to the registered Holder, then such Holder need not and should not endorse any tendered Outstanding Securities, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Outstanding Securities tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Outstanding Securities listed, such Outstanding Securities must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered Holder or Holders appears on the Outstanding Securities.

     If this Letter of Transmittal (or facsimile hereof) or any Outstanding Securities or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Outstanding Securities or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

     7. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Securities or substitute Outstanding Securities for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     8. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the federal income tax laws, payments that may be made by the Company on account of New Securities issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the indenture governing the New Securities) shall retain 31% of payments made to the tendering holder during the sixty-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent or the Company with its TIN within sixty days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty-day period to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent or the Company with its TIN within such sixty-day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a Holder is an individual, the TIN is the Social Security number of such individual. If the Exchange Agent or the Company are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. Certain Holders (including, among others, certain corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such Holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Outstanding Securities are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Outstanding Securities to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the New Securities. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     9. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Outstanding Securities pursuant to the Exchange Offer. If, however, certificates representing New Securities or Outstanding Securities for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered holder of the Outstanding Securities tendered hereby, or if tendered Outstanding Securities are registered in the name of a person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Securities pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder. See the Prospectus under "The Exchange Offer -- Transfer Taxes."

     Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Securities listed in this Letter of Transmittal.

     10. Waiver of Conditions. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Outstanding Securities tendered.

     11. Mutilated, Lost, Stolen or Destroyed Outstanding Securities. Any tendering Holder whose Outstanding Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     12. Requests for Assistance or Additional Copies. Requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                           IMPORTANT TAX INFORMATION

     Under federal income tax laws, a Holder whose tendered Outstanding Securities are accepted for payment is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the IRS, and payments made pursuant to the Exchange Offer may be subject to backup withholding.

     Certain Holders (including, among others, certain corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such

Holder is awaiting a TIN) and that (A) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the IRS has notified the Holder that the Holder is no longer subject to backup withholding or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Outstanding Securities. If the Outstanding Securities are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     TO BE COMPLETED BY ALL TENDERING HOLDERS
               (SEE INSTRUCTION 8)                   Department of the Treasury
                                                      INTERNAL REVENUE SERVICE

                   PAYER'S NAME: THE WILLIAMS COMPANIES, INC.

-----------------------------------------------------------------------------------------------------------
 SUBSTITUTE                       PART I -- TAXPAYER IDENTIFICATION
                                  NUMBER (TIN)
 FORM W-9                         Enter your TIN in the appropriate            SOCIAL SECURITY NUMBER
                                  box. For individuals, this is your      --------------------------------
 DEPARTMENT OF THE TREASURY       social security number (SSN). For
 INTERNAL REVENUE SERVICE         sole proprietors, see the                              OR
                                  instructions in the enclosed
 REQUEST FOR TAXPAYER             Guidelines. For other entities, it       EMPLOYER IDENTIFICATION NUMBER
 IDENTIFICATION                   is your employer identification
 NUMBER AND                       number (EIN). If you do not have a      --------------------------------
 CERTIFICATION                    number, see How to Get a TIN in the
                                  enclosed Guidelines.
                                  NOTE: If the account is in more than
                                  one name, see the chart on page 2 of
                                  the enclosed Guidelines for
                                  instructions on whose number to
                                  enter.
                                  -------------------------------------------------------------------------
                                  PART II -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
                                  (See Part II instructions in the enclosed Guidelines.)
-----------------------------------------------------------------------------------------------------------
 PART III -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 Signature
----------------------------------------------------------------       Date -------------------------------

-----------------------------------------------------------------------------------------------------------

     CERTIFICATION INSTRUCTIONS.-You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

--------------------------------------------------------------------------------
         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.


Signature                                  Date
------------------------------------------      --------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW SECURITIES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table will help determine the number to give the payer.

------------------------------------------------------------
                                              GIVE THE
                                           SOCIAL SECURITY
       FOR THIS TYPE OF ACCOUNT:            NUMBER OF --
------------------------------------------------------------
 1.  An individual's account             The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, any
                                         one of the
                                         individuals(1)
 3.  Husband and wife (joint account)    The actual owner of
                                         the account or, if
                                         joint funds, either
                                         person(1)
 4.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)     The adult or, if
                                         the minor is the
                                         only contributor,
                                         the minor(1)
 6.  Account in the name of guardian or  The ward, minor, or
     committee for a designated ward,    incompetent
     minor, or incompetent person        person(3)
 7.  a. The usual revocable savings      The grantor-
        trust account (grantor is also   trustee(1)
        trustee)
     b. So-called trust account that is  The actual owner(1)
        not a legal or valid trust
        under State law
------------------------------------------------------------

------------------------------------------------------------
                                         GIVE THE
                                         EMPLOYER
                                         IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                NUMBER OF --
------------------------------------------------------------
 8.  Sole proprietorship account         The owner(1)
 9.  A valid trust, estate, or pension   Legal entity (Do
     trust                               not furnish the
                                         identifying number
                                         of the personal
                                         representative or
                                         trustee unless the
                                         legal entity itself
                                         is not designated
                                         in the account
                                         title.)(4)
10.  Corporate account                   The Corporation
11.  Religious, charitable, or           The organization
     educational organization account
12.  Partnership account held in the     The partnership
     name of the business
13.  Association, club, or other tax-    The organization
     exempt organization
14.  A broker or registered nominee      The broker or
                                         nominee
15.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school district,
     or prison) that receives
     agricultural program payments


------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled with there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a), or an individual retirement plan.
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  - Payments described in section 6049(b)(5) to non-resident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CIVIL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE